Exhibit 99.1

Coherent Corp. 375 Saxonburg Blvd. Saxonburg, PA 16056-9499

PRESS RELEASE

COHERENT APPOINTS JIM ANDERSON AS CHIEF

EXECUTIVE OFFICER

PITTSBURGH, June 3, 2024 (GLOBE NEWSWIRE) – Coherent Corp. (the “Company” or “Coherent”) (NYSE: COHR), a global leader in materials, networking, and lasers, today announced that following a comprehensive search, its Board of Directors has appointed Jim Anderson, an established industry executive with a proven track record of driving innovation and leading business transformations, as the Company’s new Chief Executive Officer, effective today. Mr. Anderson also joins the Company’s Board of Directors.

Mr. Anderson joins Coherent from Lattice Semiconductors (“Lattice”), where he was President, Chief Executive Officer, and a member of its Board of Directors. As CEO, Mr. Anderson was responsible for driving Lattice’s corporate strategy and strengthening the Company’s product roadmap, achieving record operating profits and gross margins. He succeeds Dr. Vincent D. (“Chuck”) Mattera, Jr., who, as previously announced, is retiring as Chair and CEO of Coherent.

“Jim’s business acumen and technical capability, coupled with his extensive experience transforming complex global businesses to deliver above-market growth and profitability, make him the ideal leader to steer Coherent through its next chapter amidst a rapidly changing market,” said Enrico DiGirolamo, the Board Chair. “I am confident that Coherent will benefit from Jim’s operational expertise, innovation-first approach, and in-depth knowledge of our market and platform, as we capitalize on the strong market demand we see across our AI-related datacom portfolio and improving industrial market, while leveraging our diversification strategy that continues to serve us well.”

“I am deeply honored to join Coherent, a company I have long admired, as its next CEO,” said Mr. Anderson. “With cutting-edge innovation, an industry-leading platform, and an intense focus on the customer, Coherent is exceptionally well positioned to build on its existing momentum and deliver enhanced profitable growth over the long term. I look forward to joining the leadership team and Board at this pivotal moment in the Company’s history as we work together to realize Coherent’s enormous potential and drive value for all stakeholders.”

“Chuck Mattera has been in and around this industry for almost half a century, conceptualizing and directing the acquisition and business development strategy that made Coherent the multi-billion dollar global entity it is today”, said Mr. DiGirolamo. “Chuck thoughtfully forged meaningful relationships with employees, customers, suppliers, government officials, key partners, and shareholders that established a values-based foundation.” DiGirolamo added, “On behalf of the Board, I have the privilege of thanking Chuck for his many years of visionary leadership, tireless execution, and energetic commitment to redefining the possibilities of our industry. We all look forward to learning about the next chapters of Chuck’s already accomplished story”.

coherent.com I T. 724 352 4455	1

About Jim Anderson

Prior to joining Lattice in 2018, Mr. Anderson was senior vice president and general manager of Advanced Micro Devices’ Computing and Graphics business group. He previously held leadership positions in general management, engineering, sales, marketing, and strategy at companies including, Intel, Broadcom (formerly Avago Technologies), and LSI Corporation.

Mr. Anderson serves on the Board of Directors of Entegris, EdgeQ, and Lumotive, as well as on the Board of Directors of the Semiconductor Industry Association, the MIT Sloan Americas Executive Board, the Electrical and Computer Engineering Advisory Board at Purdue University, and the Dean’s Advisory Board for the College of Science and Engineering at the University of Minnesota. Previously, he was a director at Sierra Wireless.

Mr. Anderson holds an MBA and Master of Science in electrical engineering and computer science from the Massachusetts Institute of Technology, a Master of Science in electrical engineering from Purdue University, and a Bachelor’s degree in electrical engineering from the University of Minnesota.

About Coherent

Coherent empowers market innovators to define the future through breakthrough technologies, from materials to systems. We deliver innovations that resonate with our customers in diversified applications for the industrial, communications, electronics, and instrumentation markets. Headquartered in Saxonburg, Pennsylvania, Coherent has research and development, manufacturing, sales, service, and distribution facilities worldwide. For more information, please visit us at coherent.com.

Contact:

Amy Wilson

Manager, Corporate Communications & Investor Relations

corporate.communications@coherent.com

Media Contact:

Samantha Gaspar

Teneo

Samantha.gaspar@teneo.com

Forward Looking Statements

The statements contained in this press release include forward-looking statements relating to future events and expectations, including statements regarding the Company’s ability (i) to benefit from Mr. Anderson’s operational expertise, innovation-first approach, and in-depth knowledge of our market and platform; and (ii) to build on its existing momentum, to deliver enhanced profitable growth over the long term, and to realize on our enormous potential and drive value for all stakeholders, each of which is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements contained herein involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it herein have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition (the “Transaction”) of Coherent, Inc. (“Coherent”), the need to generate sufficient cash flows to service and repay such debt, and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time frames or at all and ultimately to successfully fully integrate the operations of Coherent with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming, or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers, or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges, or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.